UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934 Date of Report (date of earliest event reported) : November 12, 2007

                       Certified Technologies Corporation
               (Exact name of registrant as specified in charter)

                                    Minnesota
                 (State or other jurisdiction of incorporation)

               000-52786                                  41-1484782
----------------------------------------       ---------------------------------
        (Commission File Number)               (IRS Employer Identification No.)

         5353 Manhattan Circle
               Suite 101
              Boulder, CO                                    80303
----------------------------------------                     ------
(Address of principal executive offices)                   (Zip Code)

                                  303-499-6000
                           ---------------------------
                           (Issuer's Telephone Number)

                                 Not applicable.
                           ---------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On November 12, 2007, the shareholders of Certified Technologies Corporation, a Minnesota corporation ("Certified Technologies Minnesota) approved the merger of Certified Technologies Minnesota into Certified Technologies Corporation, a Nevada corporation ("Certified Technologies Nevada"), by a vote of : 6,182,313 shares for; 500 shares against; and 20,920 shares abstained. The merger, scheduled to be effective mid-December 2007, will be as provided in the Agreement and Plan of Merger included as an exhibit to this report.

In accordance with the Agreement and Plan of Merger, the following events are scheduled to occur on the effective date of the merger: 1) a change in registrant's domicile from the State of Minnesota to the State of Nevada; 2) the adoption of the Articles of Incorporation of Certified Technologies Nevada under the laws of the state of Nevada; 3) the issued and outstanding shares of common stock of Certified Technologies Minnesota will automatically convert into the right to receive shares of Certified Technologies Nevada Common Stock at a ratio of six (6) shares of common stock of Certified Technologies Minnesota for one
(1) share of Certified Technologies Nevada Common Stock; 4) the adoption of the bylaws of Certified Technologies Nevada under the laws of the state of Nevada; and 5) the persons presently serving as executive officers and directors of Certified Technologies Minnesota will serve in their same respective positions with Certified Technologies Nevada.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits

            3.1. Articles of Incorporation of Certified Technologies Corporation, a Nevada corporation.

            3.2. Bylaws of Certified Technologies Corporation, a Nevada corporation.

            10.1 Agreement and Plan of Merger between Certified Technologies Corporation, a Nevada corporation and Certified Technologies Corporation, a Minnesota corporation.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CERTIFIED TECHNOLOGIES CORPORATION


                                    By:  /s/ Michael Friess
                                        --------------------------------
                                    Name: Michael Friess
                                    Title: Chief Executive Officer and President

Dated: November 14, 2007